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                                                                 EXHIBIT 10(ap)


                           FIRST AMENDMENT TO AMENDED
                          AND RESTATED LOAN AGREEMENT

     This Amendment dated as of May 31, 1995, between Defiance, Inc., a Delaware corporation, ("Company"), and Comerica Bank, a Michigan banking corporation, successor in interest by reason of merger to Manufacturers Bank, N.A. ("Bank").

     RECITALS

     A. Company and Bank entered into an Amended and Restated Loan Agreement dated July 29, 1994 ("Agreement").

     B.   Company and Bank desire to amend the Agreement.

     NOW, THEREFORE, the parties agree as follows:

     1. The definitions of "Eurodollar Margin" and "Prime Margin" in Section 1 of the Agreement are amended to read in their entirety as follows:

          "`Eurodollar Margin' shall mean with respect to the Advances under the Revolving Credit Note one percent (1%) and with respect to Term Note-B and Advances under the Equipment Note, one and 15/100ths percent (1.15%).

          "`Prime Margin' shall mean one percent (1%) with respect to Advances under the Revolving Credit Note and shall mean eighty five one hundredths percent (.85%) with respect to Advances under the Equipment Note and with respect to Term Note-B."

     2. Section 4.1 of the Agreement is amended to delete the reference therein to "Ten Million Dollars ($10,000,000)" and to substitute therefor "Twelve Million Dollars ($12,000,000)".

     3. Exhibit "A" to the Agreement is deleted and the attached Exhibit "A" substituted therefor.

     4. The above amendment shall be effective upon execution hereof by Company and Bank, delivery by Company to Bank of an executed
Equipment Note in the form of attached Exhibit "A" and execution of the Acknowledgment below by each of the Guarantors (as defined in the Agreement).

     5. Company hereby represents and warrants that, after giving effect to the amendment and waiver contained herein, (a) execution, delivery and performance of this Amendment and any other documents and instruments required under this Amendment or the Agreement are within Company's corporate powers, have been duly authorized, are not in contravention of law or the terms of Company's Certificate of Incorporation or Bylaws, and do not require the consent or approval






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of any governmental body, agency, or authority, and this Amendment and any other documents and instruments required under this Amendment or the Agreement, will be valid and binding in accordance with their terms; (b) the continuing representations and warranties of Company set forth in Sections 8.1 through 8.5 and 8.7 through 8.14 of the Agreement are true and correct on and as of the date hereof with the same force and effect as made on and as of the date hereof; (c) the continuing representations and warranties of Company set forth in
Section 8.6 of the Agreement are true and correct as of the date hereof with respect to the most recent financial statements furnished to the Bank by Company in accordance with Section 9.1 of the Agreement; and (d) no event of default, or condition or event which, with the giving of notice or the running of time, or both, would constitute an event of default under the Agreement, has occurred and is continuing as of the date hereof.

     6. Except as expressly modified hereby all of the terms and conditions of the Agreement remain in full force and effect.

     WITNESS the due execution hereof on the day and year first written above.

COMERICA BANK                      DEFIANCE, INC.



By:                                By:

Its:                               Its:



                                Acknowledgement

     The undersigned guarantors acknowledge and consent to the foregoing Amendment and waiver and ratify and confirm their respective obligations under the Guaranty Agreements dated February 5, 1993, which Guaranty Agreements remain in full force and effect.

SMTC CORPORATION                   DEFIANCE PRECISION PRODUCTS, INC.


By:                                By:

Its:                               Its:


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DRAFTLINE ENGINEERING COMPANY      VAUNGARDE, INCORPORATED



By:                                By:

Its:                               Its:



BINDERLINE DEVELOPMENT, INC.       HY-FORM PRODUCTS, INC.



By:                                By:

Its:                               Its:










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